Exhibit 99.1
Investor Presentation March 24, 2023 NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform 87,264 miners deployed3,4 / 111,216 miners at full deployment Significant and expanding scale of operations FY 2022 revenue1 : $259 million Market cap2 : $1.43 billion 9.8 EH/s hash rate deployed3,4 / 12.5 EH/s hash rate at full deployment Low-cost producer FY 2022 cost of power1,5: 2.96c/kWh 1 2 FY 2022 direct cost to produce 1 BTC1,5: $11,225/BTC FY 2022 Bitcoin Mining gross margin1,5: 60.3% Cash balance6 : $230 million Strong financial and liquidity position 3 Bitcoin held3 : 7,058 BTC Long-term debt outstanding6 : Zero 3 1. Year ended December 31, 2022. 2. As of March 20, 2023. 3. As of February 28, 2023. 4. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022. 5. Net of power curtailment credits. 6. As of December 31, 2022.

Strong operational benefits from vertically-integrated strategy Unique power strategy drives low power costs Leading hash rate deployment and growth Industry-leading financial strength, with growth plans through year-end 2023 fully-funded Technological leader in industrial-scale immersion-cooling infrastructure build-out Key decision-making across multiple Bitcoin cycles Operations concentrated in Texas, the most attractive jurisdiction for Bitcoin mining 1 2 3 4 5 6 7 4 Best-in-Class Management Team Driving Value Creation

Strong Operational Benefits from Vertically-Integrated Strategy

Rockdale Facility



- Largest Bitcoin mining data center in North America[1] with 700 MW of total capacity in Rockdale, Texas
- ~500 MW of self-mining
- 12.5 EH/s target in H2 2023
- ~200 MW of data center hosting of institutional-scale clients

Corsicana Facility



- Second large-scale development located in Corsicana, Texas with anticipated 1 GW of total capacity approved by ERCOT
- Expansion underway, with initial phase of 400 MW of immersion-cooled data center infrastructure under development
- Immersion-cooled self-mining and data center hosting operations expected to commence in Q4 2023

ESS Metron



- Critical provider for Riot's infrastructure including customized immersion-cooling technology
- Diversifies revenue base and de-risks procurement of infrastructure supply tied to Riot's expansion plans
- Premier provider of highly-engineered electrical equipment products to ~100 existing customers, including a number of Fortune 500 companies

1. *As measured by developed capacity.*

RIOT 5

6 Strong Operational Benefits from Vertically-Integrated Strategy Strong operational benefits… Industrial-scale miner fleet “plugged-in” at an industry-leading, low-cost of power Miner deployments Infrastructure development Suppliers Security Controlled infrastructure development timeline matching deployment schedule of miners Zero reliance on third-party hosting providers Physical and cyber operations monitored on-site 24/7 …driving positive financial performance 1 Enhanced profitability 2 Greater balance sheet flexibility Greater diversification of revenues Expanded relationships with key industry players Deepened industry knowledge driving best-in-class management decision-making 3 4 5 1

Building Start-date2 Capacity Building type Business model A Q2 2020 100 MW Air-cooled Hosting B Q3 2020 100 MW Air-cooled Self-mining, hosting C Q3 2020 100 MW Immersion-cooled Hosting D Q3 2022 100 MW Air-cooled Self-mining E Q4 2022 100 MW Air-cooled Self-mining F Q4 2021 100 MW Immersion-cooled Self-mining G Q2 2022 100 MW Immersion-cooled Self-mining Total 700 MW A B C D E F G A B C D E F G Rockdale Facility – Largest Bitcoin Mining Facility in North America1 1 7 1. As measured by developed capacity. 2. First miners deployed.

Fixed power block gives Riot ability to benefit from high power costs when Bitcoin mining may be less economical Offering significant additional benefits to Riot 8 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Fixed power block price Forward curve2 BTC mining revenue (per MWh)3 July 2022 average historical settlement price1 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 Power price curve on July 9, 2022 BTC mining revenue (per MWh) Fixed power block price 1. ERCOT South Hub (7x24) average historical settlement price in July 2022. 2. ERCOT South Hub (7x24) forward curve as of March 20, 2023. 3. Assumes $25,000 BTC price, broker analysts global network hash rate average in 2023 (March to December) of 303 EH/s, self-mining operations from the Rockdale Facility only, and Company future deployed hash rate estimates. “Mine BTC” Economic decision to curtail power usage and receive power credits when spot prices exceed BTC mining revenue potential 2 Unique Power Strategy Drives Low Power Costs 1 2

9 3 Leading Hash Rate Deployment and Growth - 3.0 6.0 9.0 12.0 15.0 18.0 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 H2 2023 Hash rate (EH/s) Deployed hash rate Future deployed hash rate Offline hash rate (Building G) June 2022 – July 2022: ▪ Ended co-location hosting agreement with Coinmint’s Massena, New York facility (the “Coinmint Facility”) ▪ Completed relocation of all miners previously hosted at the Coinmint Facility to the Rockdale Facility, improving Riot’s mining margin through reduced power costs and elimination of all third-party hosting fees ▪ Significant progress ongoing on the Rockdale Facility’s 400 MW infrastructure expansion project ▪ Six of the seven buildings have been completed, with the last building (Building E) on track to be fully completed in Q1 2023 ▪ 12.5 EH/s self-mining hash rate capacity target in H2 2023 assuming full deployment of 111,216 contracted miners 12.5 EH/s self-mining hash rate capacity target in H2 2023 1 1. Company estimates. December 2022 – January 2023 ▪ In late Dec 2022, sections of piping in Buildings F and G were damaged during the severe winter storms in Texas ▪ Building F has been successfully brought back online in Jan 2023 ▪ Currently evaluating several options to bring online the ~1.9 EH/s of hash rate capacity still affected in Building G

10 Current liquidity Estimated BTC sales Rockdale Facility expansion Corsicana Facility 400 MW build-out Year-end 2023 total liquidity $230 million Cash balance2 3 1. As of February 28, 2023. 2. As of December 31, 2022. 3. Includes $27.9 million net proceeds from sale of 1,300 BTC in January 2023 and February 2023 combined; assumes $25,000 BTC price, and broker analysts global network hash rate average in 2023 (March to December) of 303 EH/s, majority of monthly BTC production sold, self-mining operations from the Rockdale Facility only, and Company future deployed hash rate estimates. 4. Assumes outstanding infrastructure capital expenditure and miner payments. 5. Assumes outstanding infrastructure capital expenditure only. 4 Industry-Leading Financial Strength, with Growth Plans Through Year-End 2023 Fully-Funded 4 5 7,058 BTC1

▪ Rockdale Facility is the largest known industrial-scale immersion-cooled Bitcoin mining operation ▪ Two fully immersion-cooled buildings (200 MW) for self-mining at the Rockdale Facility have been completed ▪ Initial 400 MW development at the Corsicana Facility will fully implement immersion-cooling infrastructure and technology 11 Technological Leader in Industrial-Scale Immersion-Cooling Infrastructure Build-Out 5 Inside of Building F at the Rockdale Facility

6 Key Decision-Making Across Multiple Bitcoin Cycles

1 Early, large-scale adopter of leading-edge ASIC miners

2 Successfully executed key strategic acquisitions and organic initiatives driving growth

3 Balance sheet prepared for the cycles through timely equity capital raises and zero debt driving current, leading liquidity position



Dec 2019: Purchased 4,000 S17 Pro miners
Aug-Dec 2020: Purchased 30,600 S19 Pro / S19j Pro miners
Mar 2021: Purchased 43,500 S19j miners
Oct 2021: Purchased 9,000 S19j Pro miners
Dec 2021: Purchased 30,000 S19XP miners
Dec 2021: Acquired ESS Metron
Apr 2022: Initiated 1 GW expansion site in Corsicana, TX
Sep 2020: Completed $50 million raise at $2.23/sh
Dec 2020: Completed $265 million raise at $5.30/sh
Jan 2021: Completed $85 million raise at $19.13/sh
May 2021: Acquired 300 MW facility in Rockdale, TX; announced 400 MW expansion
Dec 2021: Completed $600 million raise at $29.53/sh
Jun 2022: Completed $273 million raise at $8.92/sh
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
Bitcoin price ($/BTC)[1]

Experienced management team successfully navigated through multiple Bitcoin cycles resulting in an industry-leading position

- ✓ 120,000+ miners fully funded
- ✓ Acquired Rockdale Facility and near-completion of expansion to 700 MW
- ✓ 1 GW Corsicana Facility initiated
- ✓ Cumulative capital raised[2] at a weighted avg. price of ~$10/sh
- ✓ $230 million cash balance and zero long-term debt[3]

1. *Source: Blockchain.com; historical Bitcoin price from January 1, 2019, to September 30, 2022, based on monthly price average.*
2. *Since initiation of the 2019 ATM Offering.*
3. *As of December 31, 2022.*

RIOT 12

7 Operations Concentrated in Texas, the Most Attractive Jurisdiction for Bitcoin Mining

1 **Low-cost power and attractive demand-response programs which allow large-scale operators to further reduce total power costs**

2 **Business-friendly environment supportive of the economic opportunities generated by the Bitcoin mining industry makes Texas the leading, most popular jurisdiction by Bitcoin mining capacity**

Direct cost to mine 1 BTC – Full Year 2022 ($/BTC)[1]



Regulated energy market
Deregulated energy market
Riot's power strategy drives lower power cost resulting in competitive unit economics
$15,701
$14,285
$13,196
$13,179
$12,505
$12,454
$11,987
$11,901
$11,225
Georgia
Pennsylvania
New York
Kentucky
Nebraska
Texas
North Dakota
North Carolina
2

Texas has the largest operational Bitcoin mining capacity in the US[3]



Washington 65 MW
North Dakota 200 MW
New York 215 MW
Pennsylvania 190 MW
Ohio 83 MW
Nebraska 100 MW
150 MW Kentucky
Tennessee 60 MW
104 MW
North Carolina
18 MW
South Carolina
Georgia 373 MW
Texas 2,018 MW

RIOT

1. Based on average global Bitcoin network statistics for full year 2022 (source: Blockchain.com), 30.5 J/TH miner efficiency, and average industrial electricity price for full year 2022 (source: EIA); includes US states with 100 MW or greater of operational Bitcoin mining power capacity.
2. Net of power curtailment credits.
3. Source: TheMinerMag; based on operational Bitcoin mining power capacity data from latest public filings; includes data from Argo, Applied Digital, BitDeer, Bitfarms, Bit Mining, Cipher, CleanSpark, Core Scientific, Digihost, Greenidge, HIVE, Hut8, Iris Energy, Mawson, Rhodium, Riot, Stronghold, Terawulf, and US Bitcoin.

13

69% 59% 19% 25% 1% 6% 11% 10% 0.4% 0.2% 2018 2022 Non-renewable Wind Solar Nuclear Other Wind and solar combined made up ~31% of ERCOT’s 2022 energy generation 14 #1 in renewable energy production1,2 in the US with wind and solar generation accounting for ~1/3rd of total energy generation in the ERCOT grid 3 ERCOT energy generation fuel mix Operations Concentrated in Texas, the Most Attractive Jurisdiction for Bitcoin Mining 7 Sources: ERCOT, U.S. Energy Information Administration. 1. As of year end December 31, 2022. 2. Includes wind, solar, biomass, and geothermal energy sources.

9.2x 8.4x 2.6x 6.1x 6.7x 9.0x 7.2x Cipher CleanSpark Greenidge Iris Energy Marathon Digital Stronghold Digital FY 2024E EV/EBITDA Multiple Riot Revenue Breakdown – FY 2022 2 Benchmarks 1 Bitcoin Miners Data Centers Electrical Equipment Engineering3 1. Year ended December 31, 2022. 2. Source: FactSet; represents Fiscal Year 2024E Enterprise Value (EV) to EBITDA multiple (EBITDA used in multiple calculation is a non-GAAP financial measure, as described on slide 22), based on market data and FactSet analyst estimates average as of March 20, 2023. 3. Excludes diversified industrials, and non-US, non-European peers: Fuji Electric, General Electric, Havelis India, Mitsubishi Electric, and Toshiba. 61% 14% 25% Self-Mining Data Center Hosting Electrical Equipment Engineering FY 20221 : $259 million 9.2x 17.5x 19.3x 13.1x Digital Realty Equinix Iron Mountain 9.2x 12.0x 6.6x 14.6x 14.2x 12.0x 11.5x 10.5x 8.1x ABB Arrow Eaton Hubbell Powell Schneider Electric Siemens Vertiv Average multiple Potential Upside from Increasingly Diversified, Vertically-Integrated Business Model 15

16 Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform

Appendix 17

18 Management Team and Board of Directors ✓ Unique, Bitcoin-focused strategic vision ✓ Veteran public company expertise ✓ Supported by industry-leading infrastructure expansion capabilities ✓ Highly experienced independent directors Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board Jason Chung Head of Corporate Development and Strategy William Jackman Executive Vice President, General Counsel Colin Yee Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director

Increased heat dissipation – immersion fluids are more thermally conductive than air, increasing heat absorption and moving it quickly away from miners Cleaner operating conditions – prevents dust and debris from getting into hardware, decreasing cleaning and maintenance requirements Improved energy efficiency – removal of miner fans decreases energy usage and increases hash rate power Increased hardware asset life – significantly reduces vibrations and temperature fluctuations which cause hardware degradation Safer and reliable overclocking – improved operating conditions enable significant uptick in overclocking Anticipated Benefits of Immersion-Cooling Source: Braiins (Economics of Immersion Cooling for Bitcoin Miners); Braiins is a Bitcoin mining operations company with software solutions including custom ASIC firmware and mining pool. 19

Our mission is to positively impact the sectors, networks and communities that we touch. We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes. 200+ employees at the Rockdale Facility Largest employer in Milam County, Texas 900 to 1,200 estimated indirect jobs created from the Rockdale Facility1 Tree donation for annual Christmas tree lighting ceremony Sponsored team for Voom Foundation kickball tournament 20 Local Community Engagement 1. Glenn Hegar, Texas Comptroller of Public Accounts (Cryptocurrency in Texas: Opportunities and Challenges in Mining Digital Coins).

21 Income Statement Years Ended December 31, 2022 2021 2020 (in $ thousands) (as restated) (as restated) Revenue: - Bitcoin Mining $ 156,870 $ 184,422 $ 11,984 - Data Center Hosting 36,862 24,546 - - Engineering 65,342 4,178 - - Other revenue 97 97 97 Total revenue 259,171 213,243 12,081 Cost of revenue: - Bitcoin Mining 74,335 45,513 6,251 - Data Center Hosting 61,906 32,998 - - Engineering 57,455 3,582 - Total cost of revenue 193,696 82,093 6,251 Total costs and expenses 771,872 243,113 27,625 Operating income (loss) (512,701) (29,870) (15,544) Total other income (expense) (8,601) 14,687 1,437 Net income (loss) before taxes (521,302) (15,183) (14,107) Total income tax benefit (expense) 11,749 (254) - Net income (loss) (509,553) (15,437) (14,107) Net (income) loss attributable to non-controlling interst - - (7) Net income (loss) attributable to Riot Platforms, Inc. $ (509,553) $ (15,437) $ (14,114) Basic and diluted net income (loss) per share $ (3.65) $ (0.17) $ (0.34) Basic and diluted weighted average number of shares outstanding 139,433,901 93,452,764 41,976,704 Restatement of Previously Issued Financial Statements: The Company determined, during the preparation of its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), that its former method of calculating impairment charges to its Bitcoin assets, on a daily basis using a spot price at a standard cutoff time, was not in compliance with FASB ASC 350-30-35-19, which the Company determined effectively requires such calculations to be made on a daily basis based on the intraday low price of Bitcoin. Updating of the Company’s historical calculations resulted in material changes to its consolidated financial statements and results of operations as of December 31, 2021, and for the years ended December 31, 2021 and 2020. Accordingly, the Company restated its previously issued consolidated financial statements for such periods, as described in detail in Notes 2 and 23 to the Company’s 2022 Form 10-K.

22 Non-GAAP Adjusted EBITDA Years Ended December 31, 2022 2021 2020 (in $ thousands) (as restated) (as restated) Net income (loss) $ (509,553) $ (15,437) $ (14,107) Interest (income) expense (454) 296 (85) Income tax expense (benefit) (11,749) 254 - Depreciation and amortization 107,950 26,324 4,494 EBITDA (413,806) 11,437 (9,698) Non-cash/non-recurring operating expenses adjustments: Stock-based compensation expense 24,555 68,491 3,407 Acquisition-related costs 78 21,198 - Change in fair value of derivative asset (71,418) (12,112) - Change in fair value of contingent consideration (159) 975 - Realized gain on sale/exchange of long-term investment - (26,260) - Realized loss on sale of marketable equity securities 8,996 - - Unrealized (gain) loss on marketable equity securities - 13,655 - Reversal of registration rights penalty - - (1,358) Gain on exchange of equipment (16,281) - (29) Casualty-related charges (recoveries), net 9,688 - - Impairment of goodwill 335,648 - - Impariment of miners 55,544 - - Other (income) expense 59 (2,378) 6 Other revenue, (income) expense adjustments: License fees (97) (97) (97) Total adjustments 346,613 63,472 1,929 Adjusted EBITDA $ (67,193) $ 74,909 $ (7,769) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 40, under Part II, Item 7, “Management’s Discussion & Analysis” in our 2022 Form 10-K.

Non-GAAP Cost of Revenues

(in $ thousands)	Years Ended December 31, 2022	2021	2020
Bitcoin Mining			
Revenue	$ 156,870	$ 184,422	$ 11,984
Cost of revenues	74,335	45,513	6,251
Power curtailment credits	(11,991)	-	-
Cost of revenues, net of power curtailment credits	62,344	45,513	6,251
Bitcoin Mining revenue in excess of cost of revenues, net of power curtailment credits	$ 94,526	$ 138,909	$ 5,733
Bitcoin Mining revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue	60.3%	75.3%	47.8%
Data Center Hosting			
Revenue	$ 36,862	$ 24,546	$ -
Cost of revenues	61,906	32,998	-
Power curtailment credits	(15,354)	(6,514)	-
Cost of revenues, net of power curtailment credits	46,552	26,484	-
Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits	$ (9,690)	$ (1,938)	$ -
Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue	(26.3)%	(7.9)%	-
Total power curtailment credits	$ (27,345)	$ (6,514)	$ -

** Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP measures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading "Non-GAAP Measures" commencing on page 40, under Part II, Item 7, "Management's Discussion & Analysis" in our 2022 Form 10-K.*

RIOT 23